Exhibit 99.1

Diginex Announces the Public Launch of EQUOS.io, set to become the First Digital Asset Exchange Listed in the United States

The public launch of EQUOS.io will deliver a next generation digital asset exchange to a global audience, with institutional-grade infrastructure and high performance at its core, built on the foundations of equity and transparency.

HONG KONG/LONDON/SWITZERLAND July 30; Diginex today announced the public launch of its digital asset exchange EQUOS.io, built to institutional-grade specifications and designed to improve the experience of trading digital assets for all market participants. The launch of the exchange is another important milestone for Diginex in advance of the planned business combination with 8i Enterprises Acquisition Corp, the NASDAQ-listed special purpose acquisition company (Nasdaq: JFK), which, upon expected completion in the third quarter of 2020, will offer investors the opportunity to participate in the growth of this emerging asset class via the public markets.

The EQUOS.io platform will feature a fully functioning digital asset exchange, offering cryptocurrency spot trading initially, with perpetual swaps, dated futures, options and other derivatives products to follow, and will provide interoperability with Diginex’s over-the-counter trading desk, Diginex Access, a front-to-back integrated trading platform, and Digivault, the group’s pioneering hot and cold custodian.

EQUOS.io offers innovative products and significant improvements in transparency. The platform was designed from the outset to deliver high security standards for users with critical infrastructure such as segregation of duties, high performance with low latency, reliable connectivity and platform stability through volatile markets. Furthermore, EQUOS.io’s spot exchange is operating under an exemption to the Singapore Payment Services Act and will provide a fair and transparent platform for users. These represent key points of differentiation compared to other major exchanges operating today. As such, EQUOS.io is primed to become the trading venue of choice for professional and institutional investors and traders.

In the future, we plan to expand the EQUOS.io platform to provide a clear and easy to use interface for retail investors, reimagining and redesigning trading services that to date have disadvantaged investors on many of the incumbent platforms. In addition, we plan to add, managed account features that we believe will improve capital efficiency and collateralization processes, and risk products that can substantially grow what is a nascent derivative market.

“This is a pivotal moment for us to launch EQUOS.io ahead of our transaction with 8i Enterprises Acquisition Corp. We are proud to deliver EQUOS.io, an exchange for virtual currencies and digital assets that challenges everything we have witnessed in the early growth of this industry. Our industry analysis has allowed us to understand the friction points for institutions to trade digital assets and address many of those with new and improved solutions around portfolio management. I am truly excited by the impact that EQUOS.io will have on many aspects of how the industry operates today and how it will also expedite its future growth,” said Richard Byworth, CEO at Diginex.

Neil Sheppard, COO of Financial Services at Diginex, added: “Today’s announcement represents a critical milestone for Diginex as we progress towards our goal of facilitating the maturation of the digital asset class. EQUOS.io is designed to provide a single secure integrated trading venue that meets the needs of professional traders, with features such as segregation of sub-accounts and seamless USD/USDC integration at launch. We have a comprehensive roadmap of products and services aimed at both institutional and retail traders that will continue to differentiate the EQUOS.io platform as they roll out.”

The launch of EQUOS.io has been achieved thanks to support received from Endava (UK) Limited, our development partner, who have been instrumental in the build and deployment of various foundational components of the EQUOS.io platform.

Today’s announcement is a key milestone in advance of the acquisition of Diginex by the 8i Enterprises Acquisition Corp expected to occur in the third quarter of 2020, which includes Diginex group-wide businesses of EQUOS.io, digital asset trading technology platform Diginex Access, digital asset custody provider Digivault and the investment management business Bletchley Park Asset Management.

“Our planned listing on Nasdaq is further testament to our commitment to compliance, regulation and transparency, all of which are core principles of Diginex and are reflected in products such as EQUOS.io, which provides a fair and equitable platform for all participants,” added Richard Byworth.

Alongside the public launch of EQUOS.io, Diginex has also filed an application for a Major Payment Institution license to the Singapore regulator, the Monetary Authority of Singapore, in line with Singapore’s progressive digital asset regulation, the Payment Services Act 2019. Diginex already operates in Singapore under a temporary exemption from licensing under the Act.

ENDS

About EQUOS.io

EQUOS.io is a digital currency exchange built for professional investors but designed for everyone. The exchange is founded on real-world principles of fairness and equality to encourage liquidity and help build long-term equity. EQUOS.io is built with the highest quality security and transparency to pave the way for participation in this emerging asset class. The time for a new exchange is here.

For more information visit: https://www.EQUOS.io/

Follow EQUOS.io on social media on Twitter @EQUOS.io_ and on LinkedIn.

About Diginex

Diginex is a blockchain financial services and technology company. Diginex partners with institutional investors, corporations, and governments to make digital assets more accessible, business processes more efficient and secure. Diginex believes its collaborative approach and pursuit of global cooperation is optimal to drive institutional adoption of blockchain technologies and the regulated use of digital assets. For more information visit: https://www.diginex.com/

Follow Diginex on social media on Twitter @DiginexGlobal, on Facebook @DiginexGlobal, and on LinkedIn.

Disclaimer: EQUOS.io is available in selected jurisdictions where regulations permit. EQUOS.io is the trading name of Diginex Capital Pte Ltd.

8i Enterprises Acquisition Corp, a British Virgin Islands business company (“JFK”), Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), and Diginex Limited, a Hong Kong company (“Diginex”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transaction among such persons (the “Business Combination”). Information about JFK’s directors and executive officers and their ownership of JFK’s ordinary shares is set forth in Singapore Newco’s Registration Statement on Form F-4 jointly filed bv Singapore NewCo and JFK pertaining to the Business Combination (the “Form F-4”), filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 4 filed with the SEC since the date of such filing. . These documents can be obtained free of charge from the sources indicated below.

In connection with the Business Combination, Singapore NewCo has filed, and the SEC has declared effective, the Form F-4, which includes and serves as a proxy statement/prospectus for JFK’s shareholders. JFK mailed the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.